===============================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: JUNE 14, 1999
                (DATE OF EARLIEST EVENT REPORTED: JUNE 10, 1999)


                          SANTA FE SNYDER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                          1-7667                                36-2722169
(STATE OR OTHER JURISDICTION           (COMMISSION FILE NO.)           (I.R.S. EMPLOYER  IDENTIFICATION NO.)
         OF INCORPORATION)



                               1616 S. VOSS ROAD
                                   SUITE 1000
                             HOUSTON, TEXAS 770057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (713) 507-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

         On June 10, 1999, Santa Fe Snyder Corporation (the "Company") entered into an Underwriting Agreement with Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Goldman Sachs & Co., ABN AMRO Incorporated, Banc One Capital Markets, Inc. and Credit Lyonnais Securities (USA) Inc., pursuant to which the Company issued $125 million aggregate principal amount of 8.05% Senior Notes Due 2004 (the "Notes"). The net proceeds from the sale of the Notes were approximately $121 million, and will be used by the Company to repay outstanding indebtedness.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS.

         Exhibit
         Number                     Description

           1.1      Underwriting Agreement dated June 10, 1999

           4.1 Indenture dated as of June 1, 1999, between the Company and The Bank of New York, as Trustee

           4.2 First Supplemental Indenture dated as of June 14, 1999, between the Company and The Bank of New York, as Trustee, including the form of 8.05% Senior Note Due 2004

           5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes

           12.1 Computation of Pro Forma Ratio of Earnings to Fixed Charges After Adjustment for Issuance of Debentures and Computation of Supplemental Pro Forma Ratio of Earnings to Fixed Charges After Adjustment for Issuance of Debentures

           23.1     Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)

           25.1     Form T-1 Statement of Eligibility of The Bank of New York

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SANTA FE SNYDER CORPORATION



                                       By: /s/ Mark A. Older
                                           -------------------------------------
                                           Mark A. Older
                                           Corporate Secretary


Date: June 14, 1999

                               INDEX TO EXHIBITS


Exhibit
Number                     Description
------                     -----------

 1.1          Underwriting Agreement dated June 10, 1999

 4.1          Indenture dated as of June 1, 1999, between the Company and The
              Bank of New York, as Trustee

 4.2 First Supplemental Indenture dated as of June 14, 1999, between the Company and The Bank of New York, as Trustee, including the form of 8.05% Senior Note Due 2004

 5.1          Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes

 12.1         Computation of Pro Forma Ratio of Earnings to Fixed Charges
              After Adjustment for Issuance of Debentures and Computation of Supplemental Pro Forma Ratio of Earnings to Fixed Charges
              After Adjustment for Issuance of Debentures

 23.1         Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)

 25.1         Form T-1 Statement of Eligibility of The Bank of New York